                                                                    EXHIBIT 23.2

The Board of Directors
Star Buffet, Inc.:

We consent to the incorporation by reference in this Registration Statement of Star Buffet, Inc. on Form S-8 of our report dated February 14, 1997 for Casa Bonita Restaurants.

                                                /s/ KPMG PEAT MARWICK LLP


Orange County, California
December 11, 1997

                                                                    EXHIBIT 23.2

The Board of Directors
Star Buffet, Inc.:

We consent to the incorporation by reference in this Registration Statement of Star Buffet, Inc. on Form S-8 of our report dated July 22, 1997 (except as to note 9, which is as of July 28, 1997) for HTB Restaurants, Inc.

                                               /s/ KPMG PEAT MARWICK LLP


Orange County, California
December 11, 1997

                                                                    EXHIBIT 23.2

The Board of Directors
Star Buffet, Inc.:

We consent to the incorporation by reference in this Registration Statement of Star Buffet, Inc. on Form S-8 of our report dated July 28, 1997 for Star Buffet, Inc.

                                               /s/ KPMG PEAT MARWICK LLP


Orange County, California
December 11, 1997

                                                                    EXHIBIT 23.2

The Board of Directors
Star Buffet, Inc.:

We consent to the incorporation by reference in this Registration Statement of Star Buffet, Inc. on Form S-8 of our report dated September 9, 1997 for North's Restaurants.

                                                /s/ KPMG PEAT MARWICK LLP


Portland, Oregon
December 11, 1997